                                                                      Exhibit 24

                                POWER OF ATTORNEY

     The undersigned, as a Section 16 reporting person of Twitter, Inc. (the
"Company"), hereby constitutes and appoints each of Mike Gupta, Vijaya Gadde and
Sean Edgett, the undersigned's true and lawful attorney-in-fact to:

     1.   prepare,execute  in the  undersigned's  name and on the  undersigned's behalf,  and submit to the  Securities  and Exchange  Commission  (the
          "SEC")  a  Form  ID,  including  amendments  thereto,  and  any  other documents necessary or appropriate to obtain EDGAR codes and passwords enabling the  undersigned to make  electronic  filings with the SEC of reports  required by Section 16(a) of the  Securities  Exchange Act of
          1934 or any rule or regulation of the SEC;

     2.   complete and execute Forms 3, 4 and 5 and other forms and all amendments thereto as such attorney-in-fact shall in his discretion determine to be required or advisable pursuant to Section 16 of the
          Securities Exchange Act of 1934 (as amended) and the rules and regulations promulgated thereunder, or any successor laws and regulations, as a consequence of the undersigned's ownership, acquisition or disposition of securities of the Company; and

     3.   do all acts necessary in order to file such forms with the SEC, any securities exchange or national association, the Company and such other person or agency as the attorney-in-fact shall deem appropriate.

     The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall do or cause to be done by virtue hereof. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the
Securities Exchange Act of 1934 (as amended).

     This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the
Company and the foregoing attorney-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 30th day of October, 2013.

                                         Signature: /s/ Richard Costolo
                                                    ----------------------------

                                         Print Name: Richard Costolo
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